                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

                     THE PNC FINANCIAL SERVICES GROUP, INC.
                       1997 LONG-TERM INCENTIVE AWARD PLAN

Each of the undersigned directors and/or officers of The PNC Financial Services Group, Inc. ("PNC"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., Karen M. Barrett and Thomas R. Moore, and each of them individually, with full power to act without the others and with full power of substitution and resubstitution, the undersigned's true and lawful attorney-in-fact and agent to execute for the undersigned and in his or her name, place and stead, in any and all capacities, the Registration Statement on Form S-8 (or other appropriate form) to be filed for the offering of shares of PNC common stock in connection with the above-referenced plan, and any successor plan or plans, and any and all amendments (including post-effective amendments) to such registration statement, and any subsequent registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as the undersigned might or could do in person;

And each of the undersigned hereby ratifies and confirms all that any said attorney-in-fact and agent, or any substitute, lawfully does or causes to be done by virtue hereof.

IN WITNESS WHEREOF, the following persons have duly signed this Power of Attorney this 4th day of January, 2001.


Name/Signature                                            Capacity

/s/ James E. Rohr                         President, Chief Executive Officer
-----------------------------------       and Director
James E. Rohr


/s/ Thomas H. O'Brien                     Chairman and Director
-----------------------------------
Thomas H. O'Brien


/s/ Paul W. Chellgren                     Director
-----------------------------------
Paul W. Chellgren

/s/ Robert N. Clay                        Director
-----------------------------------
Robert N. Clay


/s/ George A. Davidson, Jr.               Director
-----------------------------------
George A. Davidson, Jr.


/s/ David F. Girard-diCarlo               Director
-----------------------------------
David F. Girard-diCarlo


/s/ Walter E. Gregg, Jr.                  Vice Chairman and Director
-----------------------------------
Walter E. Gregg, Jr.



/s/ Robert L. Haunschild                  Senior Vice President and
-----------------------------------       Chief Financial Officer
Robert L. Haunschild


/s/ Bruce C. Lindsay                      Director
-----------------------------------
Bruce C. Lindsay


/s/ Samuel R. Patterson                   Controller (Principal Accounting
-----------------------------------       Officer)
Samuel R. Patterson


/s/ Jane G. Pepper                        Director
-----------------------------------
Jane G. Pepper


/s/ Jackson H. Randolph                   Director
-----------------------------------
Jackson H. Randolph


Roderic H. Ross                           Director
-----------------------------------
Roderic H. Ross


/s/ Lorene K. Steffes                     Director
-----------------------------------
Lorene K. Steffes

/s/ Thomas J. Usher                       Director
-----------------------------------
Thomas J. Usher


/s/ Milton A. Washington                  Director
-----------------------------------
Milton A. Washington


/s/ Helge H. Wehmeier                     Director
-----------------------------------
Helge H. Wehmeier

                                POWER OF ATTORNEY

                     THE PNC FINANCIAL SERVICES GROUP, INC.
                       1997 LONG-TERM INCENTIVE AWARD PLAN


The undersigned director of The PNC Financial Services Group, Inc. ("PNC"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., Karen M. Barrett and Thomas R. Moore, and each of them individually, with full power to act without the others and with full power of substitution and resubstitution, the undersigned's true and lawful attorney-in-fact and agent to execute for the undersigned and in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 (or other appropriate form) to be filed for the offering of shares of PNC common stock in connection with the above-referenced plan, and any successor plan or plans, and any and all amendments (including post-effective amendments) to such registration statement, and any subsequent registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as the undersigned might or could do in person;

And the undersigned hereby ratifies and confirms all that any said attorney-in-fact and agent, or any substitute, lawfully does or causes to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 10th day of January, 2001.


Name/Signature                            Capacity
--------------                            --------


/s/ W. Craig McClelland                   Director
-----------------------------------
W. Craig McClelland

                                POWER OF ATTORNEY

                     THE PNC FINANCIAL SERVICES GROUP, INC.
                       1997 LONG-TERM INCENTIVE AWARD PLAN


The undersigned director of The PNC Financial Services Group, Inc. ("PNC"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., Karen M. Barrett and Thomas R. Moore, and each of them individually, with full power to act without the others and with full power of substitution and resubstitution, the undersigned's true and lawful attorney-in-fact and agent to execute for the undersigned and in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 (or other appropriate form) to be filed for the offering of shares of PNC common stock in connection with the above-referenced plan, and any successor plan or plans, and any and all amendments (including post-effective amendments) to such registration statement, and any subsequent registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as the undersigned might or could do in person;

And the undersigned hereby ratifies and confirms all that any said attorney-in-fact and agent, or any substitute, lawfully does or causes to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 9th day of January, 2001.


Name/Signature                            Capacity
--------------                            --------



/s/ William R. Johnson                    Director
-----------------------------------
William R. Johnson

                                POWER OF ATTORNEY

                     THE PNC FINANCIAL SERVICES GROUP, INC.
                       1997 LONG-TERM INCENTIVE AWARD PLAN


The undersigned director of The PNC Financial Services Group, Inc. ("PNC"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., Karen M. Barrett and Thomas R. Moore, and each of them individually, with full power to act without the others and with full power of substitution and resubstitution, the undersigned's true and lawful attorney-in-fact and agent to execute for the undersigned and in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 (or other appropriate form) to be filed for the offering of shares of PNC common stock in connection with the above-referenced plan, and any successor plan or plans, and any and all amendments (including post-effective amendments) to such registration statement, and any subsequent registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as the undersigned might or could do in person;

And the undersigned hereby ratifies and confirms all that any said attorney-in-fact and agent, or any substitute, lawfully does or causes to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 10th day of January, 2001.


Name/Signature                            Capacity
--------------                            --------



/s/ Thomas A. Corcoran                    Director
-----------------------------------
Thomas A. Corcoran